SUBSEQUENT EVENTS	9 Months Ended
Dec. 31, 2017
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

(24)    SUBSEQUENT EVENTS

(a)	Sale of Wholly-owned Subsidiary ATA Online

On February 6, 2018, the Company entered into a share purchase agreement (the “Share Purchase Agreement”) with a group of investors including two entities affiliated with funds managed by CDH Investments, a major Chinese alternative asset management firm based in Beijing; New Beauty Holdings Limited, a company controlled by ATA’s Chairman and Chief Executive Officer Mr. Kevin Xiaofeng Ma; and four holding companies controlled by certain management members of ATA’s wholly-owned subsidiary ATA Online (Beijing) Education Technology Co., Ltd. (“ATA Online”) (collectively, the “Buyer Group”), with respect to the sale of ATA Online.

Pursuant to the terms of the Share Purchase Agreement, the Buyer Group has agreed to acquire all of the outstanding equity interests of ATA Online, which is currently held directly or indirectly by ATA for a total consideration of USD 200.0 million in cash (the “Transaction”). The USD 200.0 million in cash consideration payable by the Buyer Group for ATA Online represents an 87.4% premium over ATA’s market capitalization (calculated based on the closing trading price of ATA’s ADSs on February 5, 2018).

Mr. Ma has paid a cash deposit in the amount of USD 20.0 million to ATA as collateral and security for the payment obligations of the Buyer Group under the Share Purchase Agreement.

The closing of the Transaction is expected to take place in three stages subject to the satisfaction of various conditions in the Share Purchase Agreement. As of the report date, the first closing has already consummated and consideration of USD 35.0 million for the first closing was received by the Company. The Company expects the Transaction to be completed in the third quarter of 2018.

(b)	Establishment of a Variable Interest Entity (“VIE”) ATA Intelligent Learning (Beijing) Technology Limited

In March 2018, ATA Testing entered into a series of contractual arrangements with ATA Intelligent Learning (Beijing) Technology Limited (“ATA Intelligent Learning”), which was set up in March 2018, and its nominee shareholders, i.e. Mr. Kevin Xiaofeng Ma and Mr. Haichang Xiong. The contractual arrangements include loan agreements, a call option and cooperation agreement, an equity interest pledge agreement, an exclusive technical consulting and services agreement, and powers of attorney (collectively, the “ATA Intelligent Learning Agreements”). Pursuant to the ATA Intelligent Learning Agreements, ATA is able to exercise effective control over, bears the risks of, enjoys substantial economic benefits of ATA Intelligent Learning, and has an exclusive option to purchase all or part of the equity interests in ATA Intelligent Learning when and to the extent permitted by PRC law at the minimum price possible. ATA became the primary beneficiary of ATA Intelligent Learning, and it is treated as a variable interest entity of ATA. As such, the financial results of ATA Intelligent Learning will be included in the consolidated financial statements since March 2018.